Filed under Rule 497(e)

Registration No.: 333-53589

VALIC COMPANY II

International Opportunities Fund

(the “Fund”)

Supplement dated November 30, 2020 to the Fund’s Prospectus

and Statement of Additional Information (“SAI”),

each dated January 1, 2020, as supplemented and amended to date

Effective immediately, the following changes are made to the Fund’s Prospectus and SAI:

In the section entitled “Fund Summary: International Opportunities Fund,” on page 24 of the Prospectus, the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
DIFA
Stephan Maikkula Senior Vice President, Portfolio Manager	2013
Gabriel Wallach Senior Vice President, Portfolio Manager	2016
Joseph Devine Managing Director, Chief Investment Officer - Global Ex-US Equity, Portfolio Manager	2016
MFS
David Antonelli Vice Chairman of MFS	2012
Peter Fruzzetti Investment Officer of MFS	2012
Jose Luis Garcia Investment Officer of MFS	2012
Robert Lau Investment Officer of MFS	2012
Sandeep Mehta Investment Officer at MFS	2020

In the sub-section entitled “Management – International Opportunities Fund, Massachusetts Financial Services Company (“MFS”),” on page 80 of the Prospectus, the second paragraph is deleted in its entirety and replaced with the following:

MFS manages a portion of the assets of the International Opportunities Fund using a team of portfolio managers. The team is comprised of David Antonelli, Peter Fruzzetti, Jose Luis Garcia,

Robert Lau, and Sandeep Mehta. Mr. Antonelli is a Vice Chairman of MFS and Messrs. Fruzzetti, Garcia, Lau, and Mehta are each Investment Officers of MFS. Mr. Antonelli has been employed in the investment area of MFS since 1991. Mr. Fruzzetti has been employed in the investment area of MFS since 2000. Mr. Garcia has been employed in the investment area of MFS since 2002. Mr. Lau has been employed in the investment area of MFS since 2001. Mr. Mehta has been employed in the investment area of MFS since 2008.

The sub-section entitled “Management – International Opportunities Fund, Delaware Investments Fund Advisers,” on page 78 of the Prospectus, is deleted in its entirety and replaced with the following:

2005 Market Street, Philadelphia, PA 19103

DIFA and the subsidiaries of Macquarie Management Holdings, Inc. (“MMHI”) manage, as of August 31, 2019, over $233.5 billion in assets, including mutual funds, separate accounts, and other investment vehicles. DIFA is a series of Macquarie Investment Management Business Trust, which is a subsidiary of MMHI. MMHI is a wholly-owned subsidiary of Macquarie Group Ltd.

The portion of the International Opportunities Fund subadvised by DIFA is managed by Stephan Maikkula, Joseph Devine and Gabriel Wallach.

Stephan Maikkula, CFA, CMT, Senior Vice President, Portfolio Manager.

Stephan Maikkula joined Macquarie Investment Management (“MIM”) in March 2016 as a portfolio manager for the Global Ex-US Equity team. Previously, he worked at UBS Asset Management from July 2007 to February 2016 in various investment roles, leaving the firm as a portfolio manager on the Global ex-US Growth Equities team. Prior to UBS, Mr. Maikkula worked at Nicholas-Applegate Capital Management as a generalist on the firm’s International Growth team, where he covered Europe. Previously, he was an analyst and portfolio manager with the Employees Retirement System of Texas. Prior to that, Mr. Maikkula was a portfolio manager for the MBA Investment Fund and an investment analyst intern at the Teacher Retirement System of Texas. He also worked for Cargill for six years in various commodity merchandising roles, providing fundamental and technical analysis of commodity markets. Mr. Maikkula earned a bachelor’s degree at St. John’s University and an MBA at the University of Texas at Austin. He is a member of the CFA Institute and the Market Technicians Association.

Joseph Devine, Managing Director, Chief Investment Officer - Global Ex-US Equity, Portfolio Manager

Joseph Devine joined MIM in March 2016 as head of the Global Ex-US Equity team. Previously, he worked at UBS Asset Management from July 2007 to February 2016, first as senior portfolio manager and then as head of the Global ex-US Growth Equities team. Prior to UBS, Mr. Devine worked at Nicholas-Applegate Capital Management from July 2005 to July 2007 as lead portfolio manager for the Emerging Markets and Pacific Rim portfolios of the International Growth team. Prior to that, he was an Asian equity analyst at Duncan-Hurst Capital Management. Mr. Devine was also responsible for the firm’s Global Emerging Markets portfolio. He previously held trading positions at Peregrine Investment Holdings in the Philippines and Singapore, and at Credit Suisse First Boston in Hong Kong and Singapore. Mr. Devine earned a bachelor’s degree at the University of Southern California and an MBA at the Marshall School of Business at the University of Southern California.

Gabriel Wallach, Senior Vice President, Portfolio Manager

Gabriel Wallach joined MIM in August 2016 as a portfolio manager for the Global Ex-US Equity team. Previously, Mr. Wallach was a portfolio manager at North Grove Capital, a company he founded in August 2014 focused on emerging markets equities. From April 2004 to May 2014, he was chief investment officer, global emerging markets equities at BNP Paribas Investment Partners managing several strategies, including global emerging markets equities, frontier markets equities, and regional funds investing in Latin America, Asia, and Europe, the Middle East, and Africa (EMEA), respectively. Before that, Mr. Wallach worked at Baring Asset Management from 1997 to 2003, first as head of Latin American equities and left the firm as a senior portfolio manager with the US Equity team. Previously, he was a senior analyst at Fiduciary Trust Company, where he primarily focused on Latin America. Mr. Wallach earned his bachelor’s degree in economics from Hampshire College.

The following information is added to the table in the sub-section entitled “Portfolio Managers – Other Accounts,” on page 47 of the SAI, under MFS solely as it relates to the Fund:

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of August 31, 2019)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
International Opportunities Fund	MFS	Sandeep Mehta[1]	3	$7,121	3	$868	4	$484

1 Information provided as of September 30, 2020.

The last sentence of the sixth paragraph in the sub-section entitled “Portfolio Managers – Compensation and Potential Conflicts of Interest – MFS – Compensation,” on page 54 of the SAI, is deleted in its entirety and replaced with the following:

As of December 31, 2019 with respect to Messrs. Antonelli, Fruzzetti, Garcia and Lau and as of September 30, 2020 with respect to Mr. Mehta, the following benchmarks were used to measure the following portfolio managers’ performance for the following Fund:

International Opportunities Fund	David Antonelli	MSCI EAFE (Europe, Australia, Far East) Small Cap Index (net div)
	Peter Fruzzetti	MSCI EAFE (Europe, Australia, Far East) Small Cap Index (net div)
	Jose Luis Garcia	MSCI EAFE (Europe, Australia, Far East) Small Cap Index (net div)
	Robert Lau	MSCI EAFE (Europe, Australia, Far East) Small Cap Index (net div)
	Sandeep Mehta	MSCI EAFE (Europe, Australia, Far East) Small Cap Index (net div)

As of September 30, 2020, Mr. Mehta did not have any ownership interest in the Fund

Capitalized terms used herein but not defined shall have the meanings assigned to them in the

Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.